Exhibit 10.46

AMENDED & RESTATED

STOCKHOLDERS’ AGREEMENT

February 12, 2013

among

SIRVA, INC.

and

THE STOCKHOLDERS NAMED HEREIN OR BOUND HEREBY

i

6.3.	Injunctive Relief	24

6.4.	Other Stockholders’ Agreements	24

6.5.	Amendments	24

6.6.	Successors, Assigns and Transferees	25

6.7.	Notices	25

6.8.	Integration	25

6.9.	Severability	25

6.10.	Counterparts	25

6.11.	Governing Law, Etc	26

6.12.	Additional Management Stockholders	26

6.13.	Director Stockholders	26

6.14.	Lender Relationship	26

ii

This AMENDED & RESTATED STOCKHOLDERS’ AGREEMENT, dated as of February 12, 2013, is entered into by and among SIRVA, Inc. (the “Company”), the stockholders of the Company identified on Schedule A hereto (the “Original Stockholders), certain other holders of Common Stock as of the date hereof and any other holder of Common Stock that may become a party to this Agreement after the date hereof and pursuant to the terms hereof (collectively, the “Stockholders”).

W I T N E S S E T H:

WHEREAS, that certain Stockholders’ Agreement dated as of May 12, 2008 was, pursuant to the Plan, deemed valid, binding and enforceable in accordance with its terms by and among the Company and the stockholders named therein or bound thereby (together with the First Amendment thereto dated as of August 21, 2008 and the Second Amendment thereto dated as of July 1, 2010, the “Original Agreement”), with each holder of Common Stock to be bound thereby without need for execution by any party other than the Company;

WHEREAS, Section 5.5 of the Original Agreement provides that the Original Agreement may generally be amended by a written instrument signed by the Company and stockholders beneficially owning a majority of the then outstanding shares of Common Stock beneficially owned by all stockholders;

WHEREAS, Section 5.5 of the Original Agreement provides that the approval of stockholders beneficially owning two-thirds of the then outstanding shares of Common Stock beneficially owned by all stockholders is required with respect to an amendment to Section 4 (Transfers and Issuances), any applicable definition in Section 1, Section 5.5 (Amendments), Section 5.8 (Integration) or Section 5.14 (Lender Relationship); and

WHEREAS, the Company and stockholders beneficially owning two-thirds of the currently outstanding shares of Common Stock beneficially owned by all stockholders wish to amend the Original Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

1.1. Defined Terms. As used in this Agreement, terms defined in the heading and the recitals shall have their respective assigned meanings, and the following capitalized terms shall have the meanings ascribed to them below:

“2012 Plan” shall mean that certain SIRVA, Inc. 2012 Stock Incentive Plan, as such plan may be amended from time to time in accordance with its terms.

“ABL Credit Agreement” means that certain credit agreement dated on or about March 17, 2011, among SIRVA Worldwide, Inc., certain of its Wholly-Owned Subsidiaries, the Company, the “Lenders” under (and as defined in) the ABL Credit Agreement and Wells Fargo Capital Finance, LLC, as the “Administrative Agent” under the ABL Credit Agreement, as amended, restated, supplemented, refinanced, refunded, renewed, extended or otherwise modified from time to time (including, without limitation, any revolving credit facility or term loan facility entered into in connection with such supplement, refinancing, refunding, renewal, extension, or modification).

“Accredited Investor” shall mean an “Accredited Investor,” as defined in Regulation D promulgated under the Securities Act, or any successor rule then in effect.

“Acquisition Debt Leverage” means the quotient of (a) Debt Proceeds from a Debt Offering made in connection with an acquisition by the Company and its Subsidiaries, divided by (b) the sum of (i) EBITDA of the acquired entity or assets in such acquisition, plus (ii) any pro forma synergies resulting from such acquisition, in each case, as determined by the Company in good faith.

“Additional Offer Notice” shall have the meaning set forth in Section 4.10(b).

“Affiliate” (a) shall mean, with respect to any Person, any Person that directly or indirectly controls, is controlled by or is under common control with, such Person or any Immediate Family Member of such Person; and (b) shall also include, with respect to any Person who is an individual, a trust the beneficiaries of which, or a corporation or partnership the stockholders or limited or general partners of which, include only such individual and/or such individual’s Immediate Family Members.

“Agreement” shall mean this Amended & Restated Stockholders’ Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Applicable Corporation Law” shall have the meaning set forth in Section 6.11.

“Aurora” shall mean Commercial Finance Services 1107, LLC.

“Aurora Designees” shall have the meaning set forth in Section 2.1(a)(i).

“Aurora/EGI Ownership Condition” shall mean (i) in the case of Aurora, that Aurora and its Affiliates (including any Permitted Transferees thereof) have not Transferred (other than any Transfer in connection with a mortgage, pledge or hypothecation) an aggregate number of shares of Common Stock that results in such parties no longer owning an aggregate number of shares of Common Stock representing at least 50% of the shares of Common Stock owned by such parties in the aggregate on the date hereof or (ii) in the case of the EGI Entities, that the EGI Entities and their respective Affiliates (including any Permitted Transferees thereof) have not Transferred (other than any Transfer in connection with a mortgage, pledge or hypothecation) an aggregate number of shares of Common Stock that results in such parties no longer owning an aggregate number of shares of Common Stock representing at least 50% of the shares of Common Stock owned by such parties in the aggregate on the date hereof.

“Aurora/EGI Pro Rata Fraction” shall mean the fraction, the numerator of which is the total number of shares of Common Stock owned by such Aurora/EGI Stockholder, and the denominator of which is the total number of shares of Common Stock held by all Aurora/EGI Stockholders, in each case as of the date of the Offer Notice.

“Aurora/EGI Stockholders” means the EGI Entities and Aurora, collectively; provided that the EGI Entities or Aurora, as the case may be, will cease to be an Aurora/EGI Stockholder for all purposes hereunder at such time as such party ceases to satisfy the Aurora/EGI Ownership Condition.

“Aurora/EGI Stockholder Acceptance Notice” shall have the meaning set forth in Section 4.10(c).

“Aurora/EGI Stockholder Option Period” shall have the meaning set forth in Section 4.10(c).

“Bankruptcy Code” shall mean the Bankruptcy Reform Act of 1978, as heretofore amended, and codified as 11 U. S.C. § § 101 et seq.

“Beneficial Owner”, “beneficially own” and “beneficial ownership” shall have the meanings set forth in Rule 13d-3 under the Exchange Act.

“Board” shall have the meaning set forth in Section 2.1(a).

“Business Day” shall mean a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

“Buyer” shall have the meaning set forth in Section 4.10.

“Cause” shall mean (i) willful malfeasance or willful misconduct by a director in connection with the performance of his duties as such, (ii) the commission by a director of (a) a felony or (b) a misdemeanor involving moral turpitude or (iii) a determination by a court of competent jurisdiction in the United States that such director, as such or in any other capacity (whether or not relating to the Company), breached a fiduciary duty owed by him or her to another Person.

“Certificate of Designations” means the Company’s Certificate of Designations, Preferences, and Relative, Optional and other Special Rights of Series A Preferred Stock, as the same may be amended from time to time.

“Change in Ownership” has the meaning set forth in the Certificate of Designations.

“Common Stock” shall mean the common stock, par value $.01 per share, of the Company.

“Common Stock Equivalents” shall mean any warrants, rights, calls, options or other securities exchangeable or exercisable for, or convertible into, Common Stock.

“Company” shall have the meaning set forth in the preamble hereto.

“Company Acceptance Notice” shall have the meaning set forth in Section 4.10(b).

“Company Option Period” shall have the meaning set forth in Section 4.10(b).

“Company Competitor” shall mean any Person that is primarily engaged in any business that competes with the business of the Company in the moving and relocation services industry.

“Control Transaction” shall mean the consummation of any transaction as a result of which a Person or group of Persons (other than parties to this Agreement and their Affiliates) obtains the right to elect a majority of the Board of Directors of a Person or beneficial ownership of a majority of the voting power of the outstanding Voting Securities of such Person.

“Debt Offering” means the incurrence of indebtedness for borrowed money by the Company or any of its Subsidiaries (other than the Relocation SPV’s and SIRVA Mortgage, Inc.), other than the Term Credit Agreement, the ABL Credit Agreement or indebtedness permitted pursuant Section 7.2 of the Term Credit Agreement (or similarly permitted under any agreement entered into in connection with a refinancing, refunding, amendment or similar modification of the Term Credit Agreement).

“Debt Proceeds” means the aggregate amount of all cash proceeds received by the Company and its Subsidiaries from any Debt Offering less all discounts, legal fees, underwriters’ commissions and other reasonable fees and expenses incurred in connection therewith.

“DGCL” shall have the meaning set forth in Section 6.11.

“Director” and “Directors” shall have the meanings set forth in Section 2.1(a).

“Director Stockholder” shall mean directors of the Company who hold Equity Interests and are not employees of the Company or a Subsidiary of the Company or any of their Affiliates.

“Drag Transaction” shall have the meaning set forth in Section 4.7(a).

“Dragging Stockholder(s)” shall have the meaning set forth in Section 4.7(a).

“EGI Entities” means, collectively, EGI-Fund (08-10) Investors, L.L.C. and EGI-Fund (11-13) Investors, L.L.C.

“EGI Designees” shall have the meaning set forth in Section 2.l(a)(ii).

“Equity Interests” shall mean (i) Common Stock, (ii) Common Stock Equivalents, (iii) any other equity securities of the Company or (iv) securities exchangeable or exercisable for, or convertible into, such other equity securities of the Company; provided that the Series A Preferred Stock shall not be considered an Equity Interest hereunder for purposes of Section 4.8.

“Excess Debt Proceeds” means any Debt Proceeds received by the Company and its Subsidiaries which are not Permitted Debt Proceeds.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Fundamental Change” has the meaning set forth in the Certificate of Designations.

“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Immediate Family Member” shall mean, with respect to any Person, a spouse, parent, child, grandchild or sibling of such Person.

“Issuance” shall have the meaning set forth in Section 4.8(a).

“Investor Rights Agreement” shall mean that certain Investor Rights Agreement dated as of March 17, 2011 among the Company and the holders of Series A Preferred Stock party thereto, as the same may be amended from time to time.

“Joint Designees” shall have the meaning set forth in Section 2.1(a)(iii).

“Management Equity Plan” shall mean that certain management equity plan provided for in the Plan as such plan may be amended from time to time in accordance with its terms.

“Management Stockholders” shall mean employees (and their Affiliates) or former employees (and their Affiliates) who hold Equity Interests of the Company or any of its Affiliates.

“Offer Notice” shall have the meaning set forth in Section 4.10(a).

“Offered Shares” shall have the meaning set forth in Section 4.10(a).

“Original Agreement” shall have the meaning set forth in the Recitals hereto.

“Original Stockholders” shall have the meaning set forth in the Preamble hereto.

“Other Agreements” shall have the meaning set forth in Section 6.8.

“Other Capital Stock” shall have the meaning set forth in Section 4.8(a).

“Other Capital Stock Equivalents” shall have the meaning set forth in Section 4.8(a).

“Permitted Transferee” shall mean any Person to whom a Stockholder (or any direct or indirect Permitted Transferee thereof) Transfers Equity Interests in accordance with the terms of this Agreement by which such transferor is bound and, in the case of Transfers other than Transfers of Common Stock pursuant to a Public Offering or pursuant to Rule 144 under the Securities Act, who becomes a party to, and is bound to the same extent as its transferor by the terms of, this Agreement; provided, however, that in no event shall any Company Competitor constitute a “Permitted Transferee”.

“Permitted Debt Proceeds” means up to $50,000,000 of outstanding Debt Proceeds which are issued in connection with an acquisition by the Company and its Subsidiaries in which the Acquisition Debt Leverage does not exceed the higher of (x) SWW Debt Leverage as of the last quarter preceding the acquisition and (y) 3.5 times.

“Person” shall mean any individual, corporation, partnership, limited liability company, trust, joint stock company, business trust, unincorporated association, joint venture, Governmental Authority or other entity of any nature whatsoever.

“Plan” shall mean the First Amended Prepackaged Joint Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code for the Company, dated May 2, 2008, as confirmed by the Bankruptcy Court on May 7, 2008.

“Public Offering” shall mean the sale of Common Stock to the public pursuant to an effective registration statement filed under the Securities Act, which results in an active trading market in such Common Stock (it being understood that such an active trading market shall be deemed to exist if, without limitation, such Common Stock is listed on a national securities exchange).

“Purchasing Holder” shall have the meaning set forth in Section 4.8(c).

“Registration Rights Agreement” shall mean that certain Registration Rights Agreement dated the date hereof among the Company and the holders named therein, as the same may be amended from time to time.

“Relocation SPV” has the meaning given to such term in the Term Credit Agreement.

“Responsible Officer” means as to any Person, any of the following officers of such Person: (a) the chief executive officer or the president of such Person and, with respect to financial matters, the chief financial officer, chief restructuring officer, the treasurer or the controller of such Person, (b) any vice president of such Person or, with respect to financial matters, any assistant treasurer or assistant controller of such Person, who has been designated in writing as a Responsible Officer by such chief executive officer or president of such Person or, with respect to financial matters, such chief financial officer of such Person and (c) with respect to ERISA matters, the senior vice president - human resources (or substantial equivalent) of such Person.

“Right” shall have the meaning set forth in Section 4.8(a).

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Selling Stockholder” shall have the meaning set forth in Section 4.10.

“Series A Preferred Stock” shall mean the Company’s Series A Preferred Stock, par value $0.01 per share, as designated, created and authorized pursuant to the Certificate of Designations, as the same may be amended from time to time.

“Stockholders” shall have the meaning set forth in the Preamble hereto.

“Subsidiary” shall mean, with respect to any Person, any corporation, partnership, association or other business entity of which fifty percent (50%) or more of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote generally in the election of directors, managers or trustees thereof, or fifty percent (50%) or more of the equity interest therein, is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of such Person or a combination thereof.

“SWW Debt Leverage” has the meaning given to Consolidated Leverage Ratio in the Term Credit Agreement (or, in the event of a refinancing, refunding, amendment or similar modification of the Term Credit Agreement, the meaning given to “Consolidated Leverage Ratio,” or a similarly defined term under any such amended, modified or refinanced agreement).

“Tagging Stockholder” shall have the meaning set forth in Section 4.5.

“Term Credit Agreement” means that certain credit agreement dated on or about March 17, 2011, among SIRVA Worldwide, Inc., the Company, the “Lenders” under (and as defined in) the Term Credit Agreement and Barclays Bank PLC, as the “Administrative Agent” under the Term Credit Agreement, as amended, restated, supplemented, refinanced, refunded, renewed, extended or otherwise modified from time to time (including, without limitation, any revolving credit facility or term loan facility entered into in connection with such supplement, refinancing, refunding, renewal, extension, or modification).

“Third Party” shall mean any Person other than the Company, the Stockholders and their Affiliates.

“Transfer” shall mean any direct or indirect transfer, sale, offer, assignment, exchange, distribution, mortgage, pledge, hypothecation or other disposition of any Equity Interests.

“Transaction Offer” shall have the meaning set forth in Section 4.10.

“Transferring Stockholder” shall have the meaning set forth in Section 4.5.

“Voting Securities” of any Person shall mean the capital stock or other securities of such Person which entitle the holder thereof to vote generally in the election of the directors, managers or trustees of such Person.

“Wholly-Owned Subsidiary” means, with respect to any Person, a Subsidiary of which all of the outstanding capital stock or other membership or ownership interests are owned by such Person or another Wholly-Owned Subsidiary of such Person.

1.2. Other Definitional Provisions; Interpretation.

(a) The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(b) The headings in this Agreement are included for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2. CORPORATE GOVERNANCE

2.1. Board of Directors.

(a) The parties agree to cause the Board of Directors of the Company (the “Board”) initially to consist of nine directors (individually, a “Director” and, collectively, the “Directors”), subject to future increase or decrease in accordance with this Agreement. Each Stockholder hereby agrees that so long as this Agreement shall remain in effect, such Stockholder will vote all of the Voting Securities beneficially owned or held of record by such Stockholder so as to elect and, subject to Sections 2.1(c) and (d) below, to continue in office:

(i) three designees of Aurora (the “Aurora Designees”), so long as Aurora satisfies the Aurora/EGI Ownership Condition; provided, in the event that Aurora and its Affiliates (including any Permitted Transferees thereof) beneficially own a number of shares of Common Stock that is less than the number of shares of Common Stock beneficially owned by the EGI Entities and their respective Affiliates (including any Permitted Transferees thereof), the number of Aurora Designees shall be two, so long as Aurora satisfies the Aurora/EGI Ownership Condition; provided further, that in the event Aurora ceases to satisfy the Aurora/EGI Ownership Condition, the nomination right afforded by this Section 2.1(a)(i) to such party shall cease and such right shall be held solely by the EGI Entities for so long as it continues to satisfy the Aurora/EGI Ownership Condition;

(ii) two designees of the EGI Entities (the “EGI Designees”), so long as the EGI Entities satisfy the Aurora/EGI Ownership Condition; provided, that in the event the EGI Entities cease to satisfy the Aurora/EGI Ownership Condition, the nomination right afforded by this Section 2.1(a)(ii) to such party shall cease and such right shall be held solely by Aurora for so long as it continues to satisfy the Aurora/EGI Ownership Condition; and

(iii) four designees of Aurora and the EGI Entities (the “Joint Designees”), the identities of such designees to be determined jointly in good faith by Aurora and the EGI Entities; provided that one of such designees shall be the chief executive officer of the Company; and provided further that in the event either Aurora or the EGI Entities ceases to satisfy the Aurora/EGI Ownership Condition, the nomination right afforded by this Section 2.1(a)(iii) to such party shall cease and such right shall be held solely by the other party for so long as it continues to satisfy the Aurora/EGI Ownership Condition.

(b) The Company agrees to include in the slate of nominees recommended by the Board to the stockholders of the Company the Aurora Designees, the EGI Designees and the Joint Designees and to use its best efforts to cause the election of each such designee to the Board.

(c) If at any time Aurora or the EGI Entities shall notify the Company (with a copy of such notice to Aurora or the EGI Parties, as the case may be) in writing of its desire to remove, with or without Cause, any Director of the Company previously designated by it pursuant to Section 2.1(a)(i) or 2.1(a)(ii), respectively, each Stockholder shall vote all of the Voting Securities beneficially owned or held of record by such Stockholder so as to remove such Director. Each of Aurora and the EGI Entities shall independently have the right to remove as a Director, with or without Cause, any Joint Designee at any time and without the consent of the other party by notifying the Company in writing of such desire (with a copy of such notice to Aurora or the EGI Parties, as the case may be), and in such event, each Stockholder shall vote all of the Voting Securities beneficially owned or held of record by such Stockholder so as to remove such Director.

(d) If any Aurora Designee or EGI Designee ceases to serve on the Board (whether by reason of death, resignation, removal or otherwise), Aurora or the EGI Entities, as the case may be, shall be entitled to designate a successor Director to fill the vacancy created thereby. If any Joint Designee ceases to serve on the Board (whether by reason of death, resignation, removal or otherwise), Aurora and the EGI Entities will be entitled to designate a successor Director to fill the vacancy created thereby only pursuant to Section 2.1(a)(iii). Each Stockholder agrees that such Stockholder will vote all of the Voting Securities beneficially owned or held of record by such Stockholder so as to elect any such successor Director.

(e) The parties hereto hereby agree that any individual designated as a Director of the Company may be removed for Cause with or without the consent of the Stockholder which designated such individual. No such removal of an individual designated pursuant to this Section 2.1 shall affect any Stockholder’s right to designate a successor Director pursuant to Section 2.1(d).

(f) The Chairman of the Board shall be selected by the members of the Board. Such Chairman of the Board may, but is not required to be, the chief executive officer of the Company. Lawrence A. Bossidy shall serve as initial non-executive Chairman of the Board following the date of this Agreement.

(g) Notwithstanding anything in this Agreement to the contrary, if Aurora or the EGI Entities, as applicable, shall cease to have the right to designate a Director in accordance with Section 2.1(a)(i) or (ii), or if both Aurora and the EGI Entities shall cease to have the right to designate a Director in accordance with Section 2.1(a)(iii), the designee(s) of such Person(s) shall submit his or her resignation. Each Stockholder hereby agrees that to the extent any such resignation is not delivered for any reason, upon request by the Board, such Stockholder will vote all of the Voting Securities beneficially owned or held of record by such Stockholder so as to remove the designees of such Person from the Board.

(h) The number of directors which shall constitute the Board as specified in Section 2.1(a) shall be subject to future increase or decrease in accordance with Section 9 of the Certificate of Designations.

(i) The fact that any Aurora Designee, EGI Designee or Joint Designee has been so designated pursuant to this Section 2.1 shall not preclude a determination that such director is disinterested with respect to, or independent of, Aurora or the EGI Entities.

2.2. Certificate of Incorporation and By-Laws. The Company and the Stockholders shall take or cause to be taken all lawful action necessary to ensure at all times that the certificate of incorporation and by-laws (or equivalent governing documents) of the Company and its Subsidiaries, as the same may be amended from time to time in accordance with the terms hereof and thereof, are not, at any time, inconsistent with the provisions of this Agreement.

2.3. Voting Matters.

(a) Except as otherwise provided in the certificate of incorporation or by-laws of the Company, all actions of the Company and its Subsidiaries shall require the approval of a majority of the Board.

(b) Each Stockholder hereby agrees that such Stockholder will take or cause to be taken all lawful action necessary to ensure that the provisions of this Agreement are effected in accordance with their terms.

SECTION 3. INFORMATION REQUIREMENTS

3.1. Annual, Quarterly and Monthly Reports. Until the Company becomes subject to the reporting requirements of the Exchange Act, the Company shall provide each of the Stockholders with:

(a) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such year, and consolidated statements of income and cash flows of the Company and its Subsidiaries for the year then ended prepared in conformity with GAAP applied on a consistent basis, except as otherwise noted therein, and setting forth in each case in comparative form the figures for the previous fiscal year, together with an auditor’s report thereon of a firm of established national reputation and including a management discussion and analysis of financial condition and results of operations that would be required to be contained in a filing with the SEC on Form 10-K, or any successor or comparable form;

(b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its Subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Company and its Subsidiaries for the period then ended prepared in conformity with GAAP applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments, and setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, and including, for each such quarter, (i) a management discussion and analysis of financial condition and results of operations that would be required to be contained in a filing with the SEC on Form 10-Q, or any successor or comparable form and (ii) a certificate signed by a Responsible Officer of the Company stating that the statements delivered pursuant to this subsection (b) are complete and correct in all material respects in conformity with generally accepted accounting principles in the United States applied on a consistent basis and prepared in reasonable detail in accordance with generally accepted accounting principles in the United States applied consistently throughout the periods reflected therein (except as approved by such Responsible Officer, and disclosed therein, and except for the absence of certain notes);

(c) as soon as available and in any event within 30 days after the end of each month, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such month, and consolidated statements of income and cash flows of the Company and its Subsidiaries for the month then ended prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments;

(d) as soon as available and in any event within 90 days after the end of each fiscal year, an annual budget prepared on a quarterly basis for the Company and its Subsidiaries for the following fiscal year;

(e) as soon as possible after the discovery or receipt of notice by a Responsible Officer of the Company of any event, development or circumstance affecting the Company which has had or could reasonably be expected to have a material adverse effect on the Company, its condition (financial or otherwise), its business, operations, properties, liabilities or the investment in the Common Stock, written notice of such event, development or circumstance; and

(f) promptly after (but in any event within 10 days of) the transmission of any financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders or debt-holders; all registration statements and all regular, special or periodic reports which it files with the SEC or with any securities exchange on which any of its securities are then listed; and all press releases and other statements made available generally by the Company to the public concerning material developments in the Company’s and its Subsidiaries’ businesses, copies of such transmission.

3.2. Certain Inspection Rights. The Company shall permit any representatives designated by any Stockholder, so long as such Stockholder holds at least 5% of the shares of Common Stock then outstanding on a fully diluted basis, upon reasonable notice and during normal business hours, to (a) visit and inspect any of the properties of the Company, (b) examine the corporate and financial records of the Company and make copies thereof or extracts therefrom and (c) consult with the directors, managers, officers, key employees and independent accountants of the Company concerning the affairs, finances and accounts of the Company. The presentation of an executed copy of this Agreement by any Stockholder to the Company’s independent accountants shall constitute the Company’s permission to its independent accountants to participate in discussions with such Persons.

3.3. Confidentiality. Each Stockholder agrees to use commercially reasonable efforts (equivalent to the efforts such Stockholder applies to maintaining the confidentiality of its own confidential information) to maintain as confidential all confidential information provided to such Stockholder by the Company and its Affiliates for a period of two years following receipt thereof, except that such Stockholder may disclose such information (a) to Persons employed or engaged by such Stockholder that have agreed to comply with the covenant contained in this Section 3.3; (b) in connection with any Transfer or proposed Transfer to any bona fide proposed Transferee that has agreed to comply with the covenant contained in this Section 3.3 (and any such bona fide proposed Transferee may disclose such information to Persons employed or engaged by it as described in clause (a) of this Section 3.3); (c) as requested or required by any Governmental Authority or reasonably believed by such Stockholder to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of such Stockholder’s counsel, is required by law; (e) in connection with the exercise of any right or remedy under this Agreement or in connection with any action, claim, lawsuit, demand, investigation or proceeding to which such Stockholder is a party before any Governmental Authority or before any arbitrator or panel of arbitrators; or (f) that ceases to be confidential through no fault of such Stockholder.

SECTION 4. TRANSFERS AND ISSUANCES

4.1. Limitations on Transfer.

(a) Each Stockholder hereby agrees that no Transfer shall occur in any manner that violates the provisions of this Agreement, the Registration Rights Agreement or any applicable federal or state securities laws.

(b) Each Stockholder hereby agrees that, except for Transfers pursuant to Section 4.2, 4.5 or 4.7 or Transfers effected pursuant to an effective registration statement filed under the Securities Act, no Transfer shall occur unless the Company has been furnished with an opinion in form and substance reasonably satisfactory to the Company from counsel reasonably satisfactory to the Company that such Transfer may be made without registration under Section 5 under the Securities Act and any applicable state securities laws; provided, however, that this Section 4.1(b) shall not apply to (x) Transfers by a Person (or Persons) who (i) beneficially owns less than 10% of the shares of Common Stock then outstanding; (ii) is not an “Affiliate” (as such term is defined under the Securities Act), of the Company, and (iii) has furnished the Company with a certificate, in form and substance reasonably satisfactory to the Company, signed by an authorized officer of the Person effecting such Transfer, to the effect that the requirements of clauses (i) and (ii) of this proviso are satisfied and that the Person making such Transfer did not receive the securities proposed to be Transferred with a view to a subsequent distribution or (y) Transfers by an Original Stockholder who has furnished the Company with a certificate, in form and substance reasonably satisfactory to the Company, signed by an authorized officer of the Person effecting such Transfer, to the effect that the Transfer is being made in compliance with Rule 144 under the Securities Act.

(c) Each Stockholder hereby agrees that, except for Transfers in connection with a Public Offering and Transfers pursuant to Rule 144 under the Securities Act after a Public Offering, no Transfer shall occur unless the Transferee shall agree to become a party to, and be bound to the same extent as its Transferor by the terms of, this Agreement pursuant to the provisions of Section 6.6.

(d) Notwithstanding any other provisions of this Agreement to the contrary, prior to a Public Offering, no Transfer shall occur if such Transfer would result in the Company becoming subject to the reporting requirements of the Exchange Act.

(e) Each Stockholder hereby agrees that, except for Transfers in connection with a Public Offering and Transfers pursuant to Section 4.7, no Transfer to any Company Competitor shall be permitted without the consent of the Company.

4.2. Transfers to Affiliates. Notwithstanding any other provision of this Agreement to the contrary (including, without limitation, Sections 4.5 and 4.7 hereof, neither of which are applicable to Transfers to Affiliates), but subject to Sections 4.1(d)-(e), each Stockholder and its Affiliates shall be entitled under this Agreement to Transfer from time to time any or all of the Equity Interests beneficially owned by it to any of its Affiliates who agree to become a party to, and be bound to the same extent as its Transferor by the terms of, this Agreement pursuant to the provisions of Section 6.6.

4.3. Effect of Void Transfers. In the event of any purported Transfer in violation of the provisions of this Agreement, such purported Transfer shall be void and of no effect, and the Company shall not give effect to such Transfer nor shall it cause any third party transfer agent to effect such Transfer, to the extent it appoints one.

4.4. Legend on Securities. Each certificate representing Equity Interests issued to any Stockholder, including any additional shares of Common Stock that become subject to this Agreement pursuant to Section 6.1 hereof, shall bear the following legend on the face thereof; provided, however, that certificates representing Equity Interests not subject to the Registration Rights Agreement shall make no reference to the Registration Rights Agreement:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND ARE SUBJECT TO (A) A STOCKHOLDERS’ AGREEMENT AMONG SIRVA, INC. AND THE STOCKHOLDERS PARTIES THERETO AND (B) A REGISTRATION RIGHTS AGREEMENT AMONG THE COMPANY AND CERTAIN HOLDERS OF REGISTRABLE COMMON STOCK (AS THAT TERM IS DEFINED IN THE REGISTRATION RIGHTS AGREEMENT), COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY. NO DIRECT OR INDIRECT TRANSFER, SALE, OFFER, ASSIGNMENT, EXCHANGE, DISTRIBUTION, MORTGAGE, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT AND REGISTRATION RIGHTS AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT

EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF THE COMPANY HAS BEEN FURNISHED EITHER WITH AN OPINION REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER, SALE, OFFER, ASSIGNMENT, EXCHANGE, DISTRIBUTION, MORTGAGE, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION MAY BE MADE WITHOUT REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE SECURITIES LAWS OR WITH THE CERTIFICATE SPECIFIED IN SECTION 4.1 OF SUCH STOCKHOLDERS’ AGREEMENT, IF APPLICABLE. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT AND REGISTRATION RIGHTS AGREEMENT.”

4.5. Tag-Along Rights.

(a) With respect to any proposed Transfer (other than any Transfer in connection with a mortgage, pledge or hypothecation) in one transaction or a series of related transactions, individually or in the aggregate, of 15% or more of the outstanding shares of Common Stock on a fully diluted basis by any Stockholder, or group (as defined in Section 13(d)(3) of the Exchange Act) of Stockholders, and their respective Affiliates collectively owning 35% or more of the outstanding shares of Common Stock on a fully diluted basis (in such capacity, a “Transferring Stockholder”), other than as provided in Section 4.2 hereof or pursuant to a Public Offering or pursuant to Rule 144 promulgated under the Securities Act, and subject to the last sentence of Section 6.8, the Transferring Stockholder shall have the obligation, and each other Stockholder shall have the right but not the obligation, to require the proposed Transferee to purchase from each Stockholder exercising such right (a “Tagging Stockholder”) up to a number of shares of Common Stock equal to the product of (i) the quotient of (x) the number of shares of Common Stock owned by such Tagging Stockholder on a fully diluted basis (excluding shares subject to a Transfer restriction referred to in the last sentence of this Section 4.5(a)) divided by (y) the sum of the total number of shares of Common Stock held by the Transferring Stockholder and all Tagging Stockholders on a fully diluted basis (excluding shares subject to a Transfer restriction referred to in the last sentence of this Section 4.5(a)) multiplied by (ii) the total number of shares of Common Stock proposed to be Transferred by the Transferring Stockholder. Such Tagging Stockholder shall sell its shares of Common Stock at the same price per share and upon the same terms and conditions (including without limitation time of payment and form of consideration) as to be paid and given to the Transferring Stockholder; provided that in order to be entitled to exercise its right to sell shares of Common Stock to the proposed Transferee pursuant to this Section 4.5, a Tagging Stockholder must agree to make to the proposed Transferee the same representations, warranties, covenants, indemnities and agreements as the Transferring Stockholder agrees to make in connection with the proposed Transfer of the shares of Common Stock of the Transferring Stockholder (except that in the case of representations and warranties pertaining specifically to the Transferring Stockholder, a Tagging Stockholder shall make the comparable representations and warranties pertaining specifically to itself, and except that in the case of covenants or agreements capable of performance only by certain Stockholders, such covenants or agreements shall be made only by such certain Stockholders); and provided further that all representations, warranties, covenants, agreements and indemnities made by the Transferring Stockholder and the Tagging Stockholders pertaining specifically to themselves shall be made by each of them severally and not jointly; and provided further that each of the Transferring Stockholder and each Tagging Stockholder shall be severally (but not jointly) liable for breaches of representations, warranties, covenants and agreements of or (in the case of representations and warranties) pertaining to the Company and its Subsidiaries, and for indemnification obligations arising out of or relating to any such breach or otherwise pertaining to the Company and its Subsidiaries, on a pro rata basis (based on the number of shares of Common Stock sold by each Transferring Stockholder and each Tagging Stockholder), such liability of each such Stockholder not to exceed such Stockholder’s pro rata portion of the gross proceeds of the sale. Subject to the next sentence, any Tagging Stockholder that is a holder of Common Stock Equivalents of the Company and wishes to participate in a sale of Common Stock pursuant to this Section 4.5(a) shall convert into or exercise or exchange such number of Common Stock Equivalents for Common Stock as may be required therefor on or prior to the closing of such Transfer. Notwithstanding anything in this Section 4.5 to the contrary, if any Transfer of Common Stock or Common Stock Equivalents of the Company pursuant to this Section 4.5 is not permitted under an Other Agreement, then such Transfer shall not be permitted hereunder.

(b) The Transferring Stockholder shall give notice to all Stockholders, including any Permitted Transferees thereof, of each proposed Transfer giving rise to the rights of the Tagging Stockholders set forth in the first sentence of Section 4.5(a) at least 30 days prior to the proposed consummation of such Transfer, setting forth the name of the Transferring Stockholder, the number of shares of Common Stock proposed to be so Transferred, the name and address of the proposed Transferee, the proposed amount and form of consideration and other terms and conditions offered by the proposed Transferee, and a representation that the proposed Transferee has been informed of the tag-along rights provided for in this Section 4.5 and has agreed to purchase shares of Common Stock from any Tagging Stockholder or Tagging Stockholders in accordance with the terms hereof. The tag-along rights provided by this Section 4.5 must be exercised by each Tagging Stockholder within 20 days following receipt of the notice required by the preceding sentence, by delivery of a written notice to the Transferring Stockholder indicating such Tagging Stockholder’s desire to exercise its rights and specifying the number of shares of Common Stock it desires to sell. The Transferring Stockholder shall be entitled under this Section 4.5 to Transfer to the proposed Transferee the number of shares of Common Stock equal to the difference between the number referred to in clause (ii) of paragraph (a) above and the aggregate number of shares of Common Stock set forth in the written notices, if any, delivered by the Tagging Stockholders pursuant to the preceding sentence (up to the maximum number of shares of Common Stock beneficially owned by such Tagging Stockholders required to be purchased by the proposed Transferee pursuant to the first sentence of Section 4.5(a)). If the proposed Transferee fails to purchase shares of Common Stock from any Tagging Stockholder that has properly exercised its tag-along rights, then the Transferring Stockholder shall not be permitted to make the proposed Transfer, and any such attempted Transfer shall be void and of no effect, as provided in Section 4.3 hereof.

(c) If any of the Tagging Stockholders exercise their rights under Section 4.5(a), the closing of the purchase of the Common Stock with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of the Transferring Stockholder’s Common Stock. No Transfer shall occur pursuant to this Section 4.5 unless the Transferee shall agree to become a party to, and be bound to the same extent as its Transferor by the terms of, this Agreement pursuant to the provisions of Section 6.6.

(d) Any Transfer pursuant to this Section 4.5 shall occur within 90 days of delivery of the notice from the Transferring Stockholder to the other Stockholders on terms and conditions not more favorable to the Transferring Stockholder and the Tagging Stockholders than were set forth in such notice. If, at the end of such 90-day period, the Transferring Stockholder and the Tagging Stockholders have not completed the sale or other disposition of the Common Stock of the Transferring Stockholder and the Tagging Stockholders in accordance with the terms and conditions of the proposed Transfer, all the restrictions on Transfer contained in this Agreement with respect to Common Stock owned by the Transferring Stockholder and the Tagging Stockholders shall again be in effect.

4.6. Public Offerings, etc. The provisions of Sections 4.5, 4.7 and 4.10 shall not be applicable to offers and sales of Common Stock in a Public Offering or pursuant to Rule 144 under the Securities Act.

4.7. Drag-Along Rights.

(a) Subject to the last sentence of Section 6.8, if any Stockholder, or group (as defined in Section 13(d)(3) of the Exchange Act) of Stockholders and their respective Affiliates (the “Dragging Stockholder(s)”) collectively owning at least a majority of the outstanding shares of Common Stock on a fully diluted basis receives an offer from a Third Party to purchase all of the outstanding shares of Common Stock (whether pursuant to a sale of stock, a merger or otherwise), and such offer is accepted by the Dragging Stockholder(s) (the “Drag Transaction”), then each Stockholder hereby agrees that, if requested to do so by such Dragging Stockholder(s), it will Transfer all of its shares of Common Stock to such Third Party on the terms of the offer so accepted by the Dragging Stockholder(s), including making the same representations, warranties, covenants, indemnities and agreements that the Dragging Stockholder(s) agrees to make (except that, in the case of representations and warranties pertaining specifically to the Dragging Stockholder(s), each other Stockholder shall make the comparable representations and warranties pertaining specifically to itself, and except that, in the case of covenants or agreements capable of performance only by certain Stockholders, such covenants or agreements shall be made only by such certain Stockholders; provided that all representations, warranties, covenants, agreements and indemnities made by the Stockholders pertaining specifically to themselves shall be made by each of them severally and not jointly; and provided further that each Stockholder shall be severally (but not jointly) liable for breaches of representations, warranties, covenants and agreements of or (in the case of representations and warranties) pertaining to the Company and its Subsidiaries, and for indemnification obligations arising out of or relating to any such breach or otherwise pertaining to the Company, on a pro rata basis (based on the number of shares of Common Stock sold by each Selling Stockholder and each of the other Stockholders), such liability of each such Stockholder not to exceed such Stockholder’s pro rata portion of the gross proceeds of the sale). If the Dragging Stockholder(s) accepts such Drag Transaction, such Dragging Stockholder(s) shall give written notice to all Stockholders of the proposed Drag Transaction at least 30 days prior to the proposed consummation of such Drag Transaction. Subject to the next sentence, if requested to do so by the Dragging Stockholder(s), any

Stockholder that is a holder of Common Stock Equivalents shall convert, exercise or exchange such Common Stock Equivalents into or for Common Stock in accordance with their terms on or prior to the closing date of such Drag Transaction. Notwithstanding anything in this Section 4.7 to the contrary, (i) in the event a Stockholder that holds Common Stock Equivalents (other than options to acquire shares of Common Stock granted under the Management Equity Plan and the 2012 Plan, which are governed by clause (ii) below) is required to Transfer such Common Stock Equivalents in a Drag Transaction, such Stockholder shall not be required to convert, exercise or exchange any such Common Stock Equivalent if and to the extent that the applicable conversion, exercise or exchange price of such Common Stock Equivalent is equal to or greater than the value of the consideration to be received by Stockholders in the Drag Transaction giving rise to drag-along rights under this Section 4.7 and, in lieu of such conversion, exercise or exchange, at the election of such holder of Common Stock Equivalents, any such Common Stock Equivalents shall instead be cancelled and forfeited; (ii) in connection with any Drag Transaction, the treatment of options to acquire shares of Common Stock granted under the Management Equity Plan and the 2012 Plan shall be governed by the terms of the applicable provision of the Management Equity Plan and the 2012 Plan and (iii) if any Transfer of Common Stock or Common Stock Equivalents of the Company pursuant to this Section 4.7 is not permitted under an Other Agreement, then such Transfer shall not be permitted or required hereunder.

(b) Any Drag Transaction pursuant to this Section 4.7 shall occur within 180 days of delivery of the notice from the Dragging Stockholder(s) to the other Stockholders. If, at the end of such 180-day period, the Dragging Stockholder(s) and the other Stockholders have not completed the sale or other disposition of the Common Stock of the Dragging Stockholder(s) and the other Stockholders in accordance with the terms and conditions of the proposed Drag Transaction, all the restrictions on Transfer contained in this Agreement with respect to Common Stock owned by the Dragging Stockholder(s) and the other Stockholders shall again be in effect.

4.8. Participation Rights.

(a) The Company shall not issue (an “Issuance”) additional Equity Interests to any Person unless, prior to such issuance, the Company notifies each Stockholder in writing of the proposed Issuance and grants to each Stockholder or, at an Stockholder’s election, one or more of its Affiliates (subject to compliance with Section 4.8(b) below), the right (the “Right”) to subscribe for and purchase, at the same price and upon the same terms and conditions (including, if such additional Equity Interests are issued as a unit together with other securities, the purchase of such unit, but the Right shall not apply separately to any component of such unit) as set forth in the notice of such Issuance, a portion of such additional Equity Interests proposed to be issued in the Issuance:

(i) in the case of an Issuance in which shares of Common Stock or Common Stock Equivalents are to be issued, such that immediately after giving effect to the Issuance and exercise of the Right (including, for purposes of this calculation, the issuance of shares of Common Stock upon conversion, exchange or exercise of any Common Stock Equivalent issued in the Issuance or subject to the Right), the shares of Common Stock beneficially owned by such Stockholder and its Affiliates on a fully diluted basis (rounded to the nearest whole share) shall represent the same percentage of the aggregate number of shares of Common Stock outstanding on a fully diluted basis as was beneficially owned by such Stockholder and its Affiliates immediately prior to the Issuance; and

(ii) in the case of an Issuance in which (A) equity securities of the Company other than Common Stock, Common Stock Equivalents or Series A Preferred Stock (“Other Capital Stock”) or (B) any securities exchangeable or exercisable for, or convertible into, such Other Capital Stock (“Other Capital Stock Equivalents”) are to be issued, equal to the percentage of shares of Common Stock on a fully diluted basis that was beneficially owned by such Stockholder and its Affiliates immediately prior to the Issuance.

(b) The Right may be exercised by each Stockholder, or, at such Stockholder’s election, one or more of its Affiliates, as the case may be; provided that the Person exercising the Right must (i) be an Accredited Investor and (ii) deliver written notice to the Company of such exercise of the Right which is received by the Company within 20 Business Days after the date on which the Stockholder receives notice from the Company of the proposed issuance. The closing of the purchase and sale pursuant to the exercise of the Right shall occur on the date scheduled by the Company for the Issuance, which may not be earlier than 10 Business Days after the Company receives notice of the exercise of the Right. Notwithstanding the foregoing, the Right shall not apply to any Issuance (i) made in payment of the purchase price of assets acquired by the Company or any of its Subsidiaries, including any Issuance in connection with a merger, exchange offer, joint venture, license transaction or exchange of shares, (ii) (A) of options granted to directors, officers or employees of the Company or its Subsidiaries or (B) otherwise in accordance with the terms of a stock option plan or other equity-based compensation plan of the Company or its Subsidiaries that has been approved by the Board and, in the case of each of the foregoing clauses (ii)(A) and (ii)(B), of the Equity Interests issued upon the exchange, exercise or conversion of such Equity Interests, pursuant to a Public Offering, (iv) of Equity Interests issued as dividends or distributions to holders of Common Stock, generally, on a pro rata basis, (v) of Other Capital Stock or Other Capital Stock Equivalents issued as dividends or distributions to holders of Other Capital Stock, generally, on a pro rata basis, or (vi) pursuant to the exchange, exercise or conversion of any Equity Interest that is either (A) outstanding on the date hereof or (B) outstanding after the date hereof so long as the Stockholders have had an opportunity to exercise the Rights granted to such Stockholders in this Section 4.8 with respect to the underlying Equity Interest, or such Equity Interest was issued pursuant to clause (i), (ii), (iii), (iv), or (v) of this sentence.

(c) Nothing in this Section 4.8 shall be deemed to prevent any Person from purchasing for cash any additional Equity Interests issued by the Company without first complying with the provisions of this Section 4.8; provided, that in connection with such purchase, (i) the Company’s Board has determined in good faith that (A) the Company needs a prompt cash investment, (B) no alternative financing on terms no less favorable to the Company in the aggregate than such purchase is available on a no less timely basis, and (C) the delay caused by compliance with the provisions of this Section 4.8 in connection with such investment would be reasonably likely to adversely affect the Company, (ii) the Person making such purchase (for purposes of this Section 4.8, the “Purchasing Holder”) or the Company gives prompt notice to the Stockholders as of such date of the Purchasing Holder’s investment, which notice shall describe in reasonable detail the additional Equity Interests being purchased by the

Purchasing Holder and the purchase price thereof, and (iii) the Purchasing Holder or the Company takes all steps necessary to enable the Stockholders as of such date to effectively exercise their respective rights under this Section 4.8 with respect to their purchase of a pro rata share of the additional Equity Interests issued to the Purchasing Holder after such purchase by the Purchasing Holder on the terms specified in Section 4.8(a).

(d) For the avoidance of doubt, the Series A Preferred Stock shall not be considered an Equity Interest for purposes of this Section 4.8.

4.9. Required Capital Contributions by Stockholders upon Certain Sales.

(a) Until the earlier of (i) the tenth anniversary of the Effective Date and (ii) such time as an amount equal to $12 million has been received by the Company pursuant to this Section 4.9, each Section 4.9 Stockholder hereby agrees that if there is a Sale by such Section 4.9 Stockholder with a Sales Price which exceeds the Strike Price, then such Section 4.9 Stockholder shall promptly pay to the Company in cash in immediately available funds, as a contribution of capital with respect to each such sold Equity Share, an amount equal to 1.5% of the Sales Price.

(b) As used in this Section 4.9 only, the following capitalized terms shall have the meanings ascribed to them below:

“Affiliate” means, with respect to any Person, any other Person who or which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

“Committee” means the Compensation Committee of the Board (or such other committee of the Board as the Board shall designate) or, if there shall not be any such committee then serving, the Board.

“Distribution” means each dividend (other than a stock dividend), share buy-back or other distribution of cash or property to Section 4.9 Stockholders with respect to their Equity Shares, as reasonably determined by the Committee.

“Effective Date” means July 1, 2010.

“Equity Share” means each share of Common Stock held by a Section 4.9 Stockholder on the Effective Date, provided that once an Equity Share has been subject to a Sale, such Common Stock shall no longer be considered an Equity Share. Further, to the extent reasonably determined by the Committee, and subject to any required action by stockholders, in any reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, liquidation, dissolution or other similar event (which is not a Sale), the term Equity Shares shall pertain to the securities or other property to which a Section 4.9 Stockholder receives with respect to its Equity Shares in connection with such event.

“Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, entity or government (whether national, federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

“Sale” means a sale or other transfer of an Equity Share by a Section 4.9 Stockholder to any Person other than a Section 4.9 Stockholder.

“Sales Price” means cash and fair market value (as reasonably determined by the Committee) of any security or other property received by a Section 4.9 Stockholder in a Sale for each Equity Share.

“Section 4.9 Stockholder” means each owner of Common Stock on the Effective Date which executed the Second Amendment to Stockholders’ Agreement of SIRVA, Inc. dated July 1, 2010, and each such Section 4.9 Stockholder’s Affiliates.

“Strike Price” means $331 per Equity Share, as adjusted pursuant to this definition. The Strike Price shall be proportionately adjusted to reflect, as reasonably determined by the Committee, each dividend payable in capital stock of the Company, and any stock split, share combination, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, in each case, affecting the Common Stock. The Strike Price shall also be adjusted to reflect, as reasonably determined by the Committee, the amount of cash or other property received by Section 4.9 Stockholders in a Distribution to reflect the value received by Section 4.9 Stockholders. If the Strike Price has been reduced to zero under the proceeding sentence, then any additional Distributions shall be deemed a Sale.

4.10. Right of First Refusal. In addition to any restrictions on Transfer contained herein, in the event that any Stockholder entertains a bona fide offer to purchase all or any portion of the Equity Interests held by such party (a “Transaction Offer”) from any other Person (a “Buyer”), such Stockholder (a “Selling Stockholder”) may only Transfer such Equity Interests pursuant to and in accordance with the provisions of this Section 4.10.

(a) The Selling Stockholder shall cause the Transaction Offer and all of the terms thereof to be reduced to writing and shall promptly notify the Company and each of the Aurora/EGI Stockholders of such Selling Stockholder’s desire to effect the Transaction Offer and otherwise comply with the provisions of this Section 4.10 (such notice, the “Offer Notice”). The Selling Stockholder’s Offer Notice shall constitute an irrevocable offer to sell the Equity Interests which are the subject of the Transaction Offer (the “Offered Shares”) to the Company and the Aurora/EGI Stockholders, on the basis described below, at a purchase price equal to the price contained in, and on the same terms and conditions of, the Transaction Offer. The Offer Notice shall be accompanied by a true copy of the Transaction Offer (which shall identify the Buyer and all relevant information in connection therewith).

(b) The Company shall have the first option to purchase all of the Offered Shares. At any time within two (2) days after receipt by the Company of the Offer Notice (the “Company Option Period”), the Company may elect to accept the offer to purchase with respect to all of the Offered Shares and shall give written notice of such election (the “Company Acceptance Notice”) to the Selling Stockholder within the Company Option Period. Subject to the terms of Section 4.10(f) below, the Company Acceptance Notice shall constitute a valid, legally binding and enforceable agreement for the sale and purchase of all of the Offered Shares. If the Company accepts the offer to purchase the Offered Shares, then the closing for such purchase of the Offered Shares by the Company under this Section 4.10(b) shall take place within thirty (30) days following the expiration of the Company Option Period, at the offices of the Company or on such other date or at such other place as may be agreed to by the Selling Stockholder and the Company. If the Company fails to purchase the Offered Shares by exercising its option under this Section 4.10(b) within the period provided, then the Selling Stockholder shall so notify the Aurora/EGI Stockholders promptly (the “Additional Offer Notice”), which Additional Offer Notice shall identify the Offered Shares that the Company has failed to purchase. The Offered Shares shall then be subject to the options granted to the Aurora/EGI Stockholders pursuant to Section 4.10(c) below.

(c) If the Company fails to purchase the Offered Shares under Section 4.10(b) above, then at any time within two (2) days after receipt by the Aurora/EGI Stockholders of the Additional Offer Notice (the “Aurora/EGI Stockholder Option Period”), each such Aurora/EGI Stockholder or its Affiliates, including future funds that have affiliated but not identical general partners, may elect to accept the offer to purchase with respect to all of the Offered Shares and shall give written notice of such election (the “Aurora/EGI Stockholder Acceptance Notice”) to the Selling Stockholder and each Aurora/EGI Stockholder within the Aurora/EGI Stockholder Option Period. The Aurora/EGI Stockholders shall each be entitled to elect to purchase up to all of the Offered Shares; provided that all of the Offered Shares must be purchased in order for any Aurora/EGI Stockholder to purchase any of the Offered Shares; and provided, further, that in the event of over-subscription, the Offered Shares shall be allocated among the Aurora/EGI Stockholders based on their respective Aurora/EGI Pro Rata Fraction. In the event that all of the Offered Shares will not be purchased pursuant to the Aurora/EGI Stockholder Acceptance Notices, the Selling Stockholder shall so notify the Aurora/EGI Stockholders and any Aurora/EGI Stockholder at any time within two (2) days after receipt of such notice may elect to revise its Aurora/EGI Stockholder Acceptance Notice, subject to the second proviso to the preceding sentence. Subject to the terms of Section 4.10(e) below, the Aurora/EGI Stockholder Acceptance Notice shall constitute a valid, legally binding and enforceable agreement for the sale and purchase of all of the Offered Shares. The closing for the purchase of the Offered Shares by the Aurora/EGI Stockholders under this Section 4.10(c) shall take place within thirty (30) days following the expiration of the Aurora/EGI Stockholder Option Period, at the offices of the Company or on such other date or at such other place as may be agreed to by the Selling Stockholder, the Company and such Aurora/EGI Stockholders.

(d) In the event that the price set forth in the Offer Notice is stated in consideration other than cash or cash equivalents, the Company shall determine the fair market value of such consideration, reasonably and in good faith, and the Company and/or the Aurora/EGI Stockholders, as the case may be, may effect their purchase under this Section 4.10 by payment of such fair market value in cash or cash equivalents.

(e) In the event that the Company and the Aurora/EGI Stockholders do not elect to exercise the rights to purchase under this Section 4.10, the Selling Stockholder may sell the Offered Shares to the Buyer on the terms and conditions set forth in the Offer Notice; provided that (i) the Buyer agrees to become a party to and be bound to the same extent as a Stockholder by the terms of this Agreement and (ii) the Buyer acknowledges the Offered Shares are uncertificated and that the Company will furnish without charge to the Buyer a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations or restrictions of such preferences and/or rights.

(f) If two or more Stockholders propose concurrent Transfers that are subject to this Section 4.10, then the relevant provisions of Section 4.10 shall apply separately to each such proposed Transfer.

(g) For the avoidance of doubt, prior to termination of the Investor Rights Agreement, any Transfer of shares of Series A Preferred Stock shall be subject to Section 2A of the Investor Rights Agreement and this Section 4.10 shall be of no force and effect with respect to shares of Series A Preferred Stock. The provisions of this Section 4.10 shall not apply to any Transfer of Equity Interests to any Affiliate of the relevant Stockholder or any Transfer of Equity Interests pursuant to Section 4.5 or Section 4.7.

SECTION 5. COVENANTS

5.1. Certain Negative Covenants. Without the prior written consent of each of the Aurora/EGI Stockholders (provided, for the avoidance of doubt, that the EGI Entities or Aurora, as the case may be, will cease to be an Aurora/EGI Stockholder for purposes of this Section 5.1 at such time as such party ceases to satisfy the Aurora/EGI Ownership Condition), the Company shall not:

(a) directly or indirectly redeem, purchase or otherwise acquire; declare or pay any dividends; or make any distributions upon any of its capital stock or other ownership interests or other equity securities (other than the Series A Preferred Stock and other than pursuant to employee stock incentive plans or agreements), if the Company has failed to pay any dividends with respect to the Series A Preferred Stock;

(b) (i) authorize, issue or enter into any agreement providing for the issuance (contingent or otherwise) of (A) any notes or debt securities containing equity features (including any notes or debt securities convertible into or exchangeable for capital stock or other equity securities having rights, preferences or privileges which are senior to or on a parity with the Series A Preferred Stock with respect to the payment of dividends, redemptions, distributions upon a liquidation or otherwise, issued in connection with the issuance of capital stock or other equity securities or containing profit participation features), or (B) any capital stock or other equity securities (or any securities convertible into or exchangeable or exercisable for any capital stock or other equity securities), other than the Series A Preferred Stock, having rights, preferences or privileges which are senior to or on a parity with the Series A Preferred Stock with respect to the payment of dividends, redemptions, distributions upon liquidation or otherwise, or (ii) permit any Subsidiary of the Company to issue any equity securities or any notes or debt securities containing equity features to any Person other than the Company or a Wholly-Owned Subsidiary of the Company;

(c) merge or consolidate with any Person (other than a merger or consolidation between or among Wholly-Owned Subsidiaries) or consummate or in any manner or facilitate a Change in Ownership or Fundamental Change, in each case except in connection with a transaction which is a merger, consolidation or similar recapitalization in which the Company is the surviving entity;

(d) sell, lease or otherwise dispose of, or permit any Subsidiary to sell, lease or otherwise dispose of any assets (including, without limitation, the capital stock or membership or other ownership interests of any of its Subsidiaries) (computed on the basis of book value, determined in accordance with GAAP, consistently applied, contribution to the Company’s revenues or earnings, or fair market value, determined by the Board in its reasonable good faith judgment) exceeding a material portion of the combined and consolidated assets of the Company and its Subsidiaries (including the capital stock or membership or other ownership interests of its Subsidiaries) in any transaction or series of related transactions;

(e) amend or modify the Company’s Certificate of Incorporation or Bylaws in a manner adverse to the holders of Common Stock, it being agreed that, subject to Section 5.1(b), any amendment or modification that increases the number of authorized Equity Interests, or provides for a new class or series of Equity Interests, shall not be considered adverse;

(f) make significant changes in the nature of the business of the Company and its Subsidiaries;

(g) undertake a Debt Offering in which the Company receives Excess Debt Proceeds; or

(h) form any Subsidiary that is not a Wholly-Owned Subsidiary.

5.2. Certain Affirmative Covenants. The Company shall, unless it has received the prior written consent of each of the Aurora/EGI Stockholders (provided, for the avoidance of doubt, that the EGI Entities or Aurora, as the case may be, will cease to be an Aurora/EGI Stockholder for purposes of this Section 5.2 at such time as such party ceases to satisfy the Aurora/EGI Ownership Condition):

(a) cause to be done all things reasonably necessary to maintain, preserve and renew all material licenses, authorizations and permits necessary to the conduct of its businesses;

(b) pay and discharge when payable all material taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon);

(c) comply in all material respects with all other obligations which it incurs pursuant to any material contract or agreement as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP consistently applied) have been established on its books with respect thereto, and comply in all material respects with applicable laws, rules and regulations of governmental authorities, the violation of which could have a material adverse effect upon the condition (financial or otherwise), operating results, prospects, assets, liabilities, operations and business of the Company and its Subsidiaries, taken as a whole; and

(d) apply for and continue in force with responsible insurance companies adequate insurance covering risks of such types and in such amounts as are customary for companies of similar size engaged in similar lines of business.

SECTION 6. MISCELLANEOUS

6.1. Additional Securities Subject to Agreement. Each Stockholder agrees that any other Equity Interests which it shall hereafter acquire by means of a stock split, stock dividend, distribution or otherwise (other than pursuant to a Public Offering) shall be subject to the provisions of this Agreement to the same extent as if held on the date hereof.

6.2. Termination. This Agreement shall terminate upon the first to occur of (a) the date of the initial Public Offering, (b) the merger of the Company into or with any entity, other than a Subsidiary of the Company; provided that immediately after such merger, the Original Stockholders and their Affiliates own in the aggregate less than 50% of the voting power of the outstanding Voting Securities of the combined entity, (c) the sale of all or substantially all of the assets of the Company, other than to a Subsidiary or an Affiliate of the Company, or (d) the consummation of a Control Transaction of the Company.

6.3. Injunctive Relief. The Stockholders, their Permitted Transferees and the Company acknowledge and agree that a violation of any of the terms of this Agreement will cause the Stockholders and their Permitted Transferees irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that each of the Company, the Stockholders and their Permitted Transferees shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity.

6.4. Other Stockholders’ Agreements. None of the Stockholders shall enter into any agreement or other arrangement of any kind with any Person with respect to Equity Interests which is inconsistent with the provisions of this Agreement or which may impair its ability to comply with this Agreement.

6.5. Amendments. This Agreement may be amended only by a written instrument signed by (a) the Company and (b) Stockholders beneficially owning two-thirds of the then outstanding shares of Common Stock beneficially owned by all Stockholders. Notwithstanding the foregoing, the Company may from time to time add additional holders of shares of Common Stock as parties to this Agreement. In order to become a party to this Agreement, such additional party must execute a signature page evidencing such party’s agreement to be bound hereby as a Stockholder, and upon the Company’s receipt of any such additional holder’s executed signature page hereto, such additional holder shall be deemed to be a party hereto and such additional signature pages shall be a part of this Agreement.

6.6. Successors, Assigns and Transferees. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their Permitted Transferees and their respective successors, each of which Permitted Transferees and successors shall agree in a writing in form and substance reasonably satisfactory to the Company to become a party hereto and be bound to the same extent as its Transferor hereby; provided that no Stockholder may assign to any Permitted Transferee any of its rights or obligations hereunder other than in connection with a Transfer to such Permitted Transferee of Equity Interests in accordance with the provisions of this Agreement. Any purported assignment in violation of this provision shall be null and void ab initio.

6.7. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or two Business Days after being delivered to a recognized courier (whose stated terms of delivery are two Business Days or less to the destination of such notice), or five days after being deposited in the mail or, in the case of telecopy notice, when received, addressed as set forth on Schedule B hereto to the parties hereto, or to such other address as may be hereafter notified by the respective parties hereto.

6.8. Integration. This Agreement and the documents referred to herein or delivered pursuant hereto and, in the case of a Management Stockholder or a Director Stockholder, all option, subscription, restricted stock, employment and other agreements entered into by such Management Stockholder or Director Stockholder and any of the Company and its Subsidiaries (the “Other Agreements”), contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof and thereof other than those expressly set forth herein and therein. This Agreement and such documents supersede all prior agreements and understandings between the parties with respect to such subject matter hereof and thereof. Notwithstanding anything else in this Agreement to the contrary, if any Transfer of restricted Common Stock permitted or required under this Agreement is not permitted under any of the Other Agreements applicable to such restricted Common Stock, then such Transfer shall not be permitted or required hereunder.

6.9. Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

6.10. Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

6.11. Governing Law, Etc. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein, except (a) with respect to the Company and each Subsidiary organized under the laws of the State of Delaware, for matters directly within the purview of the General Corporation Law of the State of Delaware (the “DGCL”), which shall be governed by the DGCL and (b) with respect to Subsidiaries not organized under the laws of the State of Delaware, for matters directly within the purview of the business corporation law of the jurisdiction of organization of such Subsidiary (the “Applicable Corporation Law”), which shall be governed by the Applicable Corporation Law. The parties executing this Agreement hereby (x) agree to submit to the exclusive jurisdiction of the federal and state courts located in the Southern District of New York in any action or proceeding arising out of or relating to this Agreement, (y) waive any objection to the laying of venue of any actions or proceedings brought in any such court and any claim that such actions or proceedings have been brought in an inconvenient forum, and (z) agree that service of any process, summons, notice or document by U.S. registered mail to the address for such party specified in Section 6.7 shall be effective service of process for any action or proceeding in New York with respect to any matter specified above.

6.12. Additional Management Stockholders. Each Management Stockholder was deemed a party to the Original Agreement by the Plan and, pursuant to the Plan and the provisions of Section 5.5 of the Original Agreement, is bound hereby. After the date hereof, the Company shall not issue, and shall cause its Subsidiaries not to issue, any Equity Interests to an employee of the Company or any of its Subsidiaries, including any Affiliate of such employee, unless he, she or it first delivers to the Company a writing, in form and substance satisfactory to the Company, agreeing that he, she or it is bound by the terms hereof as a Management Stockholder.

6.13. Director Stockholders. Each Director Stockholder was deemed a party to the Original Agreement by the Plan and, pursuant to the Plan and the provisions of Section 5.5 of the Original Agreement, is bound hereby. The Company shall not issue Common Stock to a Director Stockholder until such Director Stockholder first delivers to the Company a writing, in form and substance satisfactory to the Company, acknowledging that such holder is bound by the terms hereof as a Director Stockholder.

6.14. Lender Relationship. Notwithstanding anything herein to the contrary, nothing contained in this Agreement shall affect, limit or impair the rights and remedies of any lender or any of its affiliates in their capacity as lenders to the Company or any of its Affiliates pursuant to any agreement under which the Company or such Affiliate has borrowed money. Without limiting the generality of the foregoing, no such Person, in exercising its rights as a lender, including making its decision on whether to foreclose on any collateral security, will have any duty to consider (a) its status as a direct or indirect stockholder of the Company and its Subsidiaries, (b) the interests of the Company or any of its Affiliates or (c) any duty it may have to any other direct or indirect stockholder of the Company and its Subsidiaries, except as may be required under the applicable loan documents.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

SIRVA, INC.

By:	/s/ David P. Chameli
Name:	David P. Chameli
Title:	Secretary

Signature Page to Amended & Restated Stockholders Agreement

COMMERCIAL FINANCE SERVICES 1107, LLC

By:	/s/ Gerald L. Parsky
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

EGI FUND (11-13) INVESTORS, L.L.C.

By:	/s/ Jon Wasserman
Name:	Jon Wasserman
Title:	Vice President

Contact Information for Notices:
each of: Philip Tinkler Jon Wasserman

Address:

2 N. Riverside Plaza
Suite 600
Chicago, IL 60606

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

EGI FUND (08-10) INVESTORS, L.L.C.

By:	/s/ Jon Wasserman
Name:	Jon Wasserman
Title:	Vice President

Contact Information for Notices: each of: Philip Tinkler Jon Wasserman

Address: 2 N. Riverside Plaza
Suite 600
Chicago, IL 60606

Phone:
Fax:
Email:

Signature Page to Amended & Restated Stockholders Agreement

MCDONNELL LOAN OPPORTUNITY LTD.

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

BANK OF AMERICA, N.A.

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

AURUM CLO 2002-1 LTD.

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

US BANK, AS TRUSTEE FOR FLAGSHIP CLO III

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

US BANK, AS TRUSTEE FOR FLAGSHIP CLO IV

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

US BANK, AS TRUSTEE FOR FLAGSHIP CLO V

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

US BANK, AS TRUSTEE FOR FLAGSHIP CLO VI

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

ANTARES CAPITAL CORPORATION

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

HARRIS, N.A.

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

PIONEER FLOATING RATE TRUST
By:	Pioneer Investment Management, Inc.

By:	/s/ Margaret Bigley
Name:	Margaret Bigley
Title:	Secretary

Contact Information for Notices:

Address:

60 State Street
Boston MA
02109

Attention: William Woo

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

RELOCO HOLDING CORP.

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

J.P. MORGAN SECURITIES INC.

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

MORGAN STANLEY & CO. LLC

By:
Name:
Title:

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

Kevin I. Dowd

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

Douglas C. Laux

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

Francis M. Scricco

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

Jeffrey A. Sell

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

Mark Sotir

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

/s/ Wes W. Lucas
Wes W. Lucas

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

/s/ Michael Filipovic
Michael Filipovic

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

/s/ Thomas Obeidorf
Thomas Obeidorf

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

/s/ Linda Smith
Linda Smith

Contact Information for Notices:

Address:

Phone:

Fax:

Email:

Signature Page to Amended & Restated Stockholders Agreement

SCHEDULE A

Original Stockholder

Commercial Finance Services 1107, LLC

Bank of America, N.A.

Aurum CLO 2002-1 Ltd.

Flagship CLO III

Flagship CLO IV

Flagship CLO V

Flagship CLO VI

EGI-Fund (08-10) Investors, L.L.C.

Antares Capital Corporation

Harris, N.A.

Pioneer Floating Rate Trust

Reloco Holding Corp.

J.P. Morgan Securities Inc.

McDonnell Loan Opportunity Ltd.

A-1

SCHEDULE B

NOTICES

If to the Company, to:

SIRVA, Inc.

700 Oakmont Lane

Westmont, Illinois 60559

Attention: General Counsel

Telecopy: (630) 570-3390

with a copy to:

Gibson Dunn & Crutcher LLP

333 S. Grand Avenue

Los Angeles, California 90071

Attention: Scott J. Calfas

Telecopy: (213) 229-6362

with a copy to:

Gibson Dunn & Crutcher LLP

333 S. Grand Avenue

Los Angeles, California 90071

Attention: Candice S. Choh

Telecopy: (213) 229-6793

If to the Stockholders, to:

Such Stockholder, at such Stockholder’s address and to such Stockholder’s telecopy number reflected on the signature pages hereto, or to such other address or telecopy number as the Company may be hereafter notified of by such Stockholder.

B-1